UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 5, 2010
USA Mobility, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51027	16-1694797

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6850 Versar Center, Suite 420, Springfield, Virginia		22151

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (800) 611-8488
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On May 5, 2010, USA Mobility, Inc. (the “Company”) announced operating results for the first quarter of 2010. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 2.02 by reference. The information in this Item 2.02 of this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 7.01 Regulation FD Disclosure.
On May 6, 2010, USA Mobility, Inc. conducted a conference call for investors to discuss its financial results for the first quarter ended March 31, 2010. A replay of the call is available from

3:00 p.m. ET on May 6 until 11:59 p.m. on Thursday, May 20. The replay number is 888-203-1112 (toll-free) or 719-457-0820 (toll). The pass code for the replay is 5365764. The full text of the conference call is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.
The information in this Item 7.01 of this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 8.01 Other Events.
On May 5, 2010, the Company’s Board of Directors declared a regular quarterly cash distribution of $0.25 per share of common stock. The cash distribution will be paid on June 25, 2010 to stockholders of record on May 20, 2010. Of the $0.25 cash distribution, the Company expects $0.23 will be a return of capital and $0.02 will be a dividend distribution. The full text of the press release issued in connection with the declaration is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 8.01 by reference.
The information in this Item 8.01 of this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(a) Financial statements of business acquired:
Not applicable.
(b) Pro forma financial information:
Not applicable.
(c) Exhibits:
Exhibit 99.1

Description of Exhibit — USA Mobility, Inc. Press Release dated May 5, 2010 (furnished pursuant to Items 2.02 and 8.01; not “filed” for purposes of Section 18 of the Exchange Act)
Exhibit 99.2
Description of Exhibit — USA Mobility, Inc. Operating Results for the First Quarter Ended March 31, 2010 Earnings Call Transcript (furnished pursuant to Item 7.01; not “filed” for purposes of Section 18 of the Exchange Act)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA Mobility, Inc.
May 7, 2010	By:	/s/ Thomas L. Schilling
		Name:	Thomas L. Schilling
		Title:	Chief Operating Officer and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	USA Mobility, Inc. Press Release dated May 5, 2010

99.2	USA Mobility, Inc. Operating Results for the First Quarter Ended March 31, 2010 Earnings Call Transcript